LAS VEGAS RAILWAY EXPRESS, INC. DEF 14A

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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LAS VEGAS RAILWAY EXPRESS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Las Vegas Railway Express, Inc.

2013

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

_____________________

September 23, 2013
at 9:00 a.m. Pacific Daylight Time
_____________________

6650 Via Austi Parkway, Suite 140
Las Vegas, NV 89119

Las Vegas Railway Express, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 23, 2013

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Las Vegas Railway Express, Inc. (the “Company”) will be held at the Company’s offices at 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119, on Monday, September 23, 2013, at 9:00 am local time, to consider the following proposals:

1.           To elect the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders.

2.           To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014.

3.           To approve an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of blank check preferred stock.

4.           To conduct an advisory vote on executive compensation.

5.           To conduct an advisory vote on the frequency of future advisory votes on executive compensation.

6.           To transact such other business as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. The Company intends to mail the Annual Report, Proxy Statement and proxy card enclosed with this notice on or about August 23, 2013 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on July 29, 2013 will be entitled to attend and vote at the meeting.  A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.   Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held September 23, 2013.

The Proxy Statement and our Annual Report on Form 10-K are available at: http://www.viewproxy.com/vegasxtrain/2013.

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

By Order of the board of directors

/s/ John D. McPherson
John D. McPherson
Chairman of the board of directors

Las Vegas Railway Express, Inc.
6650 Via Austi Parkway, Suite 140
Las Vegas, NV  89119

______________________

PROXY STATEMENT
_______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Las Vegas Railway Express, Inc. (the “Company”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at the Company’s offices at 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119, on Monday, September 23, 2013, at 9:00 am local time, and at any postponements or adjournments thereof.  The proxy materials will be furnished to stockholders on or about August 23, 2013.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on July 29, 2013, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting;

•	the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013 (the “Annual Report”); and

•	the proxy card or vote instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint Michael Barron, our Chief Executive Officer, President and Director, as your representative at the Annual Meeting.  By completing and returning a proxy card, you are authorizing this individual to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of seven persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until  the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014, (iii) approval of an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of blank check preferred stock, (iv) to conduct an advisory vote on executive compensation, and (v) to conduct an advisory vote on the frequency of future advisory votes on executive compensation.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 165,066,106 shares of the Company’s common stock issued and outstanding.  Thus, the presence of the holders of common stock representing at least 82,533,054 votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on July 29, 2013, your shares were registered directly in your name with our transfer agent, Empire Stock Transfer, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us.  Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on July 29, 2013, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Shareholders of Record.   If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone. You may vote by calling the toll free number found on the Proxy Card.

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal.  A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014 is considered a “routine” matter.  Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

What happens if I do not give specific voting instructions?

Shareholders of Record.   If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the board of directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the board of directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2014, but cannot vote on non-routine matters, such as the remaining proposals to be considered at the Annual Meeting.

What are the board’s recommendations?

 The board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the board recommends a vote:

•	for election of the seven (7) directors nominated by the Company to hold office until the next annual meeting of stockholders;

•	for ratification of the appointment of BDO, LLP as the Company’s independent auditors for the fiscal year ending March 31, 2014;

•	for approval of an amendment to the Company’s Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of blank check preferred stock;

•	for approval of executive compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in this Proxy Statement’s Summary Compensation Table; and

•	for “three years” with respect to the frequency of advisory votes on executive compensation

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

How are Proxy materials delivered to households?

Only one copy of the Company's 10-K for the fiscal year ending March 31, 2013 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company's Annual Report on 10-K for the fiscal year ending March 31, 2013 and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Las Vegas Railway Express, Inc., 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119; Attention: Corporate Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our board of the seven nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The  following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of the Company's outstanding common stock, the Company's directors, the executive officers, and the directors and executive officers as a group as of July 29, 2013, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

	Common Stock Beneficially		Percentage of Common
Name of Beneficial Owner (1)	Owned(2)		Stock (3)

Gilbert H. Lamphere	18,741,981	(4)	10.8%
Allegheny Nevada Holdings Corporation	6,552,295		4.0%
Michael A. Barron, CEO and President	24,654,502	(5)	14.1%
Thomas Mulligan	500,000		*
John D. McPherson, Director	600,000		*
John Marino, Director	1,721,000	(6)	1.0%
Wanda Witoslawski, CFO, Secretary and Treasurer	3,728,571		2.3%
John O’Connor, Director	2,500,000	(7)	1.5%
George Rebensdorf	1,527,375	(8)	*
Officers and Directors as a group	53,973,429		29.1%

* Less than 1%.

(1)	The address of each of the beneficial owners is 6650 Via Austi Parkway, Suite 140, Las Vegas Nevada 89119.

(2)
In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable, or become exercisable within 60 days are deemed outstanding. However, such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3)	Based on 165,066,106 shares outstanding as of July 29, 2013.

(4)	Includes 4,471,981 shares issuable upon exercise of warrants and 4,000,000 shares issuable upon conversion of a convertible note.

(5)	Includes 6,552,295 are held by Allegheny Nevada Holdings Corporation and 9,887,921 shares issuable upon the exercise of warrants.

(6)	Includes 121,000 shares issuable upon exercise of warrants.

(7)	Includes 1,000,000 shares issuable upon conversion of a convertible note and 1,000,000 shares issuable upon exercise of warrants.

(8)	Of these shares, 27,357 shares are owned indirectly through Auric Trading LLC.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The board of directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Our board currently consists of seven persons and all of them have been nominated by the Company to stand for election. Biographical information about our directors is provided in “Proposal 1 - Proposal for the Election of Seven Directors.” Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

How often did the board meet during fiscal 2013?

During 2013, the board of directors held 4 meetings.  Each director attended no fewer than 75% of the aggregate of the total number of meetings of the board and the total number of meetings held by all committees on which such director served. The board also approved certain actions by unanimous written consent.

What committees has the board established?

The board of directors has formed two committees: an audit and compensation committee. The audit committee consists of Thomas Mulligan Chairman, John Marino, and John D. McPherson and the compensation committee consists of John Marino, Chairman, Thomas Mulligan, John D. McPherson and John O’Connor. The audit committee met 2 times during the fiscal 2013 and the compensation committee met 2 times during fiscal 2013. The Company does not have an audit committee financial expert, because of the small size and early stage of the Company. The audit and compensation committees have not yet adopted charters. The Company has not established a nominating committee because the board makes all decision regarding director nominations.

Nomination of Directors

The board of directors is responsible for identifying individuals qualified to become directors. The board seeks to identify director candidates based on input provided by a number of sources, including (1) our other directors, (2) our stockholders, (3) our Chief Executive Officer or Chairman of the board, and (4) third parties such as service providers. In evaluating potential candidates for director, the board considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the board of directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;
•	the ability to exercise sound judgment;
•	the ability to make independent analytical inquiries;
•	a willingness and ability to devote adequate time and resources to diligently perform board and committee duties; and
•	the appropriate and relevant business experience and acumen.

The board will consider nominees recommended by shareholders if such recommendations are made in writing to the board. The board does not plan to change the manner in which the board evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

The board does not have a formal policy relating to diversity among directors. In considering new nominees and whether to re-nominate existing members of the board, the committee seeks to achieve a board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the board looks for a range of experience in strategic planning, sales, finance, executive leadership, industry and similar attributes.

Director Attendance at Annual Meetings

We have scheduled a board of directors meeting in conjunction with our annual meeting of stockholders and, while we do not have a formal policy regarding attendance at annual meetings, we as a general matter expect that the directors will attend the annual meeting. Five of the seven director nominees for 2013 attended our 2012 annual meeting.

Board Leadership Structure and Role in Risk Oversight

The Company has separated the positions of Chairman of the board of directors and Chief Executive Officer. Given the demanding nature of these positions, the board believes it is appropriate to separate the positions of Chairman and Chief Executive Officer.  Our Chairman presides over all meetings of the board of directors.  He briefs the Chief Executive Officer on issues arising in meetings and communicates frequently with him on matters of importance. He has responsibility for shaping the board’s agendas and consults with all directors to ensure that the board agendas and board materials provide the board with the information needed to fulfill its responsibilities.  From time to time he may also represent the Company in interactions with external stakeholders, at the discretion of the board.

Director Independence

The board of directors has determined that three of our current directors, including Mr. McPherson, O’Connor and Mulligan, are “independent directors” as that term is defined in the listing standards of the NASDAQ.  In making this decision, the board considered all relationships between the Company and the directors. The board determined each such relationship, and the aggregate of such relationships, to be immaterial to the applicable director’s ability to exercise independent judgment.

Our board has overall responsibility for risk oversight. The full board of directors has retained responsibility for general oversight of risks.

Stockholder Communications

Shareholders requesting communication with directors can do so by writing to Las Vegas Railway Express, Inc., c/o Corporate Secretary, 6650 Via Austi Parkway, Suite 140, Las Vegas, NV 89119, or emailing wanda@vegasxtrain.com.  At this time we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the Secretary would contact either the Chairman of the board of directors or the Chairman of a particular committee, as appropriate. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a Director’s permission.

Code of Ethics and Business Conduct

The Company has not yet adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer and principal accounting officer, but expects to in the near future.

COMPENSATION OF DIRECTORS

The following table sets forth director compensation for the year ended March 31, 2013 (excluding compensation to our executive officers set forth in the summary compensation table above).

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
John D. McPherson	12,000	-	12,000
John H. Marino	12,000	-	12,000
Thomas Mulligan	11,000	50,000	61,000
Gilbert H. Lamphere	12,000	-	12,000
John O’Connor	3,000	50,000	53,000

(1)	Stock value calculation based on the price of the stock at agreement date

We currently compensate our directors for being a Board member the equivalent of an initial 500,000 shares of common stock plus $12,000 annual fee for each member.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers:

Name	Age	Office
Michael A. Barron	62	Chief Executive Officer, President and Director
Wanda Witoslawski	48	Chief Financial Officer and Treasurer

Set forth below is a brief description of the background and business experience of each of our executive officers.

Michael A. Barron – President and Chief Executive Officer, 62

Mr. Barron has been a developer of new business enterprises for nearly 30 years. Mr. Barron began his career in 1971 where he was the Senior Planner for the City of Monterey and was the HUD liaison for the City’s downtown redevelopment project. He master planned the city’s redevelopment of famous Cannery Row, Fisherman’s Wharf, and was Secretary of the Architectural Review Committee. Mr. Barron was the founder of Citidata, the first electronic provider of computerized real estate multiple listing service (MLS) information in the nation from 1975 to 1979. Citidata became the nation’s largest provider of electronic real estate information and was sold to Moore Industries in 1979. In June 1979, TRW hired Mr. Barron to develop its real estate information services division (TRW/REIS) that acquired 11 companies in the field and eventually became the world’s largest repository of real estate property information - Experian. In November 1988, he founded and served as President, until 1992, of Finet Holdings Corporation (NASDAQ:FNCM), a publicly traded mortgage broker and banking business specializing in e-mortgage financing on site in real estate offices and remote loan origination via the Internet (www.finet.com). From March 1995-1998, Mr. Barron pioneered the first nationwide commercially deployed video conference mortgage financing platform for Intel Corporation which as a licensed mortgage banker and broker in 20 states funded over $1 billion in closed loans. He later went on to serve as CEO for Shearson Home Loans, a $1 billion per year funding publicly traded mortgage bank with a peak of  over 250 branch locations licensed in 23 states. He founded Liberty Capital, a mortgage loan asset management company based in Las Vegas, Nevada with a loan portfolio in excess of 4,000 loans. Mr. Barron holds an Associate in Science degree from Monterey Peninsula College and a B.A. degree from California Polytechnic State University. Michael A. Barron has served as Director on Las Vegas Railway Express’ board of directors since inception.  Mr. Barron’s experience as our President and Chief Executive Officer quality him to serve on our board of directors.

Wanda Witoslawski - Chief Financial Officer, 48

Prior to joining the Company, Ms. Witoslawski was Controller for Ocean West Enterprises 1999-2005 and managed the mortgage banking function of that California mortgage bank.  Her duties included accounting responsibility for over 200 branch offices, management of a $100 million mortgage bank warehouse line, payroll, general ledger and corporate accounting for SEC filings of the publicly traded company.  Upon acquisition of Ocean West by Shearson Home Loans in 2005, she became Controller of publicly traded Shearson conducting the accounting operation for a staff of 1,350 employees including payroll, branch accounting and credit line management for over $200 million in warehouse banking credit.  She assisted the CEO and President in the acquisition of five mortgage companies and development of a 250 office branch system with funding in excess of $1 billion per year, controlled the expense accounting and managed Shearson’s eighteen consecutive quarters of profitability.  Upon Shearson’s exit from mortgage banking in 2007, she joined the principals Mr. Barron and Mr. Cosio-Barron as Controller at Liberty Capital Asset Management, an investor in acquiring defaulted mortgage pools, managing public accounting documents for SEC filings and the financial supervision over the liquidation of over 4,000 mortgage loans the company had acquired.  She has a Master’s Degree in Economics from the University of Gdansk, Poland, a diploma in Marketing from Kensington College of Business, London, England and a diploma in professional accounting from Learning Tree University, Irvine, CA. Ms. Witoslawski is fluent in English, Polish and Russian.

Indemnification of Directors and Officers

Section 145 of the Delaware General Corporation Law permits a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a pending or completed action, suit or proceeding if the officer or director acted in good faith and in a manner the officer or director reasonably believed to be in the best interests of the corporation.

Our certificate of incorporation provides that, except in certain specified instances, our directors shall not be personally liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors, except for the following:

●	any breach of their duty of loyalty to our company or our stockholders;

●	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

●	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; and

●	any transaction from which the director derived an improper personal benefit.

In addition, our certificate of incorporation and bylaws obligate us to indemnify our directors and officers against expenses and other amounts reasonably incurred in connection with any proceeding arising from the fact that such person is or was an agent of ours. Our bylaws also authorize us to purchase and maintain insurance on behalf of any of our directors or officers against any liability asserted against that person in that capacity, whether or not we would have the power to indemnify that person under the provisions of the Delaware General Corporation Law. We expect to continue to enter into agreements to indemnify our directors and officers as determined by our board of directors. These agreements provide for indemnification of related expenses including attorneys' fees, judgments, fines, and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract any retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding, which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Insofar as the provisions of our certificate of incorporation or bylaws provide for indemnification of directors or officers for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, we have been informed that in the opinion of the Commission this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Family Relationships

There are no family relationships between any of our directors or executive officers and any other directors or executive officers.

Involvement in Certain Legal Proceedings

During the last ten years, none of our directors and executive officers have:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•
Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•
Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensation	Total

Michael A. Barron,	2013	$246,967 (2)	$-	$70,000	$24,000	$340,967
CEO, President and Director	2012	$180,000	-	-	12,000	$192,000

Wanda Witoslawski	2013	$142,055 (3)	-	$255,000	$7,500	$404,555
	2012	120,000	-	$220,000	6,000	346,000

(1)	Stock value calculation based on the price of the stock at agreement date.
(2)	Includes $71,563 in back salary due and paid.
(3)	Includes $5,536 in back salary due and paid.

Employment Agreements

Our employment agreement with Michael Barron requires him to perform the duties of Chief Executive Officer at an annual salary of $180,000.  Base salary will be increased to $300,000 based upon receipt of significant corporate or public funding.  In addition, Mr. Barron is entitled to receive an incentive or performance bonus as follows:  1) Upon the company’s execution of a definitive agreement with AMTRAK, Mr. Barron shall be granted 1,000,000 shares, 2) Upon the company’s execution of a definitive agreement with BNSF, Mr. Barron shall be granted 500,000 shares, 3) Upon the company’s execution of a definitive agreement with Union Pacific, Mr. Barron shall be granted 500,000 shares, 4) Upon the company’s execution of a definitive agreement with a rail car provider, Mr. Barron shall be granted 500,000 shares, 5) Upon the company’s completion of its operation of its first train between Los Angeles and Las Vegas, Mr. Barron shall be granted 1,500,000 shares.  He is also entitled to a car allowance of $1,000 per month.  His employment agreement provides that if we terminate him without cause, he is entitled to receive a lump sum payment equal to twice his annual salary plus the present value of a performance bonus computed on the basis that we achieve all of our performance targets.  Mr. Barron’s employment agreement commenced as of February 1, 2012.

Our employment agreement with Wanda Witoslawski requires her to perform the duties of Chief Financial Officer and Treasurer of the Company for the duration of the employment agreement.  During the term of this Agreement, the Company agrees to pay Ms. Witoslawski a base salary at the rate of $120,000 per year.  Base salary will be increased to $200,000 per year based only upon receipt of significant corporate or public funding.  Additionally, a total of 1 million shares per year will be vested quarterly, in arrears, for a total period of 3 years for a total of 3 million shares.  In addition, Mrs. Witoslawski is entitled to receive an incentive or performance bonus as follows:  1) Upon the company‘s execution of a definitive agreement with AMTRAK, Ms. Witoslawski shall be granted 500,000 shares, 2) Upon the company’s execution of a definitive agreement with BNSF, Ms. Witoslawski shall be granted 250,000 shares, 3) Upon the company’s execution of a definitive agreement with Union Pacific, Ms. Witoslawski shall be granted 250,000 shares, 4) Upon the company’s execution of a definitive agreement with a rail car provider, Ms. Witoslawski shall be granted 250,000 shares, 5) Upon the company’s completion of its operation of its first train between Los Angeles and Las Vegas, Ms. Witoslawski shall be granted 750,000 shares.  She is also entitled to a car allowance of $500 per month.  Her employment agreement provides that if we terminate her without cause, she is entitled to receive a lump sum payment equal to twice her annual salary plus the present value of a performance bonus computed on the basis that we achieve all of our performance targets.  Mrs. Witoslawski’s employment agreement commenced as of February 1, 2012.

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table sets forth outstanding equity awards to our named executive officers as of March 31, 2013:

OPTION AWARDS						STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Michael A. Barron	1,000,000	-	-	$0.50	10/31/13	-	-	-	-

Stock Option Plan

Our board of directors has adopted a stock option plan and reserved an aggregate of 20,000,000 shares of common stock for grants of restricted stock and stock options under the plan.  The purpose of the plan is to enhance the long-term stockholder value of the Company by offering opportunities to officers, directors, employees and consultants of the Company to participate in our growth and success and to encourage them to remain in the service of the Company and acquire and maintain stock ownership in the Company.

The plan is currently administered by our board of directors, which has the authority to select individuals who are to receive grants under the plan and to specify the terms and conditions of each restricted stock grant and each option to be granted, the vesting provisions, the option term and the exercise price.  Unless otherwise provided by the board of directors, an option granted under the plan expires 10 years from the date of grant (5 years in the case of an incentive option granted to a holder of 10% or more of the shares of the Company’s outstanding common stock) or, if earlier, three months after the optionee’s termination of employment or service.  Options granted under the plan are not generally transferable by the optionee except by will or the laws of descent and distribution and generally are exercisable during the lifetime of the optionee only by such optionee.  The plan is subject to the approval of the stockholders within 12 months after the date of its adoption.

The plan will remain in effect for 10 years after the date of its adoption by our board of directors.  The plan may be amended by the board of directors without the consent of the “Company’s stockholders, except that any amendment, although effective when made, will be subject to stockholder approval if required by any Federal or state law or regulation or by the rules of any stock exchange or any automated quotation system on which the Company’s common stock may then be listed or quoted.  The number of shares received under the plan and the number of shares subject to outstanding options are subject to adjustment in the event of stock splits, stock dividends and other extraordinary corporate events.

Equity Compensation Plan Information as of March 31, 2013

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-	$-	20,000,000
Equity compensation plans not approved by security holders	60,496,842	$0.17	-
Total	60,496,842	$-	20,000,000

Transactions with Related Persons

Three of our directors, Thomas Mulligan, John McPherson and John O’Connor, are independent directors, using the NASDAQ definition of independence.

Certain officers and directors have a beneficial ownership and are officers and directors companies which are or have been parties to financial transactions. We may be subject to various conflicts of interest in our relationship with Mr. Barron, Mr. Marino and Mr. Lamphere and their other business enterprises. Mr. Lamphere and Mr. Marino own or are partners other business enterprises that entered into advisory or consulting agreements with Las Vegas Railway Express, Inc. and Mr. Barron is executive officer, CEO, of the Company. The following is a description of transactions and relationships between us, our executive officers and our directors and each of their affiliates.

Michael A. Barron, the CEO and President of the Company, is a 100% owner and President of Allegheny Nevada Holdings Corporation, “Allegheny”.  The Company is indebted to Allegheny by a certain promissory note, dated January 6, 2009, of which Allegheny loaned the Company funds for working capital needs.  This agreement was amended on October 1, 2009 and a portion was converted to 1,564,719 shares of the Company’s common stock at $0.05 per share.  As of January 15, 2011, the amendment was rescinded, returning the shares to the Company and restoring the note balance.  No gain or loss was recognized in the amendment or rescission.  As of March 31, 2013 and 2012, the balance of the note was $124,301 and $89,186, respectively.

On November 23, 2009, the Company entered into an Asset Purchase Agreement with Las Vegas Railway Express, a Nevada Corporation, of which Allegheny is owner of 28.6% and Mr. Barron is a 28.6% owner, independent of Allegheny.  On January 21, 2010, by shareholder approval the Company acquired Las Vegas Railway Express for 20,000,000 shares of the Company’s stock, of which 4,000,000 were issued on April 23, 2010.  The remaining 16,000,000 shares were issued on August 15, 2012.

As of March 31, 2013 and 2012, Allegheny Nevada Holdings had a beneficial ownership in the Company of 4.25% and 4.12%, respectively.

As of March 31, 2013 and 2012, Mr. Barron had accrued wages of $0 and $71,563, respectively.

Dianne David Barron, the Company’s Manager of Station Development is the spouse of the CEO, Michael A. Barron.

Joseph Cosio-Barron, former President, Secretary and Director of the Company is a 100% owner of CBS Consultants “CBS”, a Nevada Corporation.  CBS had a 22.9% ownership of Las Vegas Railway Express at the time of acquisition on October 1, 2009, the Company entered into a promissory note with Mr. Cosio-Barron for $86,709.  The Company converted 867,085 shares of the Company’s stock at $0.05 per share, resulting in a balance at March 31, 2013 and 2012 of $69,740 and $46,102, respectively.  As of March 31, 2013 and 2012, Mr. Cosio-Barron had accrued wages of $0 and $57,800, respectively.

Gilbert H. Lamphere, a Director of the Company, is a partner of FlatWorld Capital, a company that entered into Advisory Agreement with Las Vegas Railway Express, Inc. As compensation FlatWorld Capital was issued warrants for 9,887,921shares of common stock.

John H. Marino, a Director of the Company, is a 100% owner of Transportation Management Services, Inc., a company that entered into consulting agreement with Las Vegas Railway Express, Inc. During the year ended March 31, 2013 Transportation Management Services, Inc. was issued 600,000 shares of common stock and $13,500 in cash.

Procedures for Approval of Related Party Transactions

Our board of directors is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported to the extent required under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

Section 16(a) Beneficial Ownership Reporting Compliance

Our officers, directors and shareholders owning greater than ten percent (10%) of our shares are required to file beneficial ownership reports pursuant to Section 16(a) of the Securities and Exchange Act (the “Exchange Act”). To the Company’s knowledge, all such reporting obligations were complied with during the year ended March 31, 2013, except that, Form 4’s were filed late for Michael Barron, Gilbert Lamphere, Wanda Witoslawski, and Form 3’s were filed late for Thomas Mulligan, John Marino and John O’Connor.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF SEVEN DIRECTORS

At this year’s Annual Meeting, the board of directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.  All of the nominees are currently serving as directors.  All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees. See “Information About the Executive Officers” for information regarding Michael Barron.

Name	Age
John D. McPherson	66
Michael A. Barron	62
Gilbert H. Lamphere	61
John H. Marino	74
Thomas Mulligan	62
John O’Connor	58
George Rebensdorf	58

John D. McPherson – Chairman, 66

Mr. McPherson has served as a director of the Company since January 15, 2012. Mr. McPherson joined the Board of Directors of CSX Corporation in July 2008. He served as President and COO of Florida East Coast Railway, a wholly-owned subsidiary of Florida East Coast Industries, Inc., from 1999 until his retirement in 2007. From 1993-1998, Mr. McPherson served as Senior Vice President - Operations, and from 1998-1999, he served as President and CEO of the Illinois Central Railroad. Illinois Central became the most efficient railroad with the lowest operating ratio in North America. Prior to joining the Illinois Central Railroad, Mr. McPherson served in various capacities at Santa Fe Railroad for 25 years. As a result of his extensive career in the rail industry, Mr. McPherson serves as an expert in railroad operations. From 1997-2007, Mr. McPherson served as a member of the board of directors of TTX Company, a railcar provider and freight car management services joint venture of North American railroads. Mr. McPherson’s railroad industry knowledge and experience qualifies him to serve on the Company’s board of directors.

Gilbert H. Lamphere – Director, 61

Mr. Lamphere has served as a director of the Company since October 1, 2011. Mr. Lamphere serves on the Board of Directors of CSX Corporation and has served on the board of Canadian National Railway, Chaired the Board of the Illinois Central Railroad and served on the board of Florida East Coast Railway (350 miles down East Coast of Florida).  He was also instrumental in the investment and oversight of Mid-South Rail.  Mid-South, Illinois Central and Canadian National became successively the most efficient railroads with the lowest operating ratios in North America. He is the Managing Director of Lamphere Capital Management, a private investment firm which he founded in 1999 and Chairman of FlatWorld Acquisition Corp., a publicly traded private equity company. He has served as a director of numerous other public companies, including Carlyle Industries, Inc., Cleveland-Cliffs, Inc., R.P. Scherer Corporation, Global Natural Resources Corporation and Recognition International, Inc. Earlier in his career, Mr. Lamphere was Vice President of Mergers and Acquisitions at Morgan Stanley. Mr. Lamphere’s railroad industry knowledge and experience qualify him to serve on our board of directors.

John H. Marino  –Director, 74

Mr. Marino has served as a director of the Company since January 15, 2012.  Mr. Marino also serves as President of Transportation Management Services, Inc., a position he has held since 1983. From April 1992 until July 1996, he served as President and Chief Operating Officer of Rail America NYSE:RA, a publicly traded company and the largest short line railroad company in America. Mr. Marino co-founded Huron & Eastern Railway Company, Inc., a subsidiary of Rail America, and from 1986 until April 1996, served as its President and one of its directors. Mr. Marino also served as the President of Huron Transportation Group from its formation in January 1987 until its merger with Rail America Services Corporation in December 1993. He has served as President and Chief Executive Officer of several short line railroads, as an officer of the Reading Railroad and with the United States Railway Association, Washington, D.C. Mr. Marino received his B.S. degree in civil engineering from Princeton University in 1961 and his M.S. degree in transportation engineering from Purdue University in 1963. From 1963 to 1968, he served as an officer with the United States Army Corps of Engineers. Mr. Marino’s railroad industry knowledge and experience qualify him to serve on the Company’s board of directors.

Thomas Mulligan –Director, 62

Mr. Mulligan has served as a director of the Company since May 8, 2012.  Mr. Mulligan was an Operations Executive at Union Pacific with more than 38 years of experience where he was the Director of Passenger Rail Operations.  He has experience in management, transportation, dispatching, budgeting and operations administration at the division, district and corporate level.  Many of his responsibilities included rules compliance, contract negotiations, budget control, expense control, strategic planning and has been the corporate liaison for freight and passenger rail operations.  Tom has an excellent record for identifying opportunities for improving operations, cost control and raising customer satisfaction.  Mr. Mulligan was a member on the Railroad Safety Advisory Committee for the Federal Railroad Administration and was formally assigned by Governor Mike Johanns to serve on the Nebraska Transit and Rail Advisory Council from 2004 to 2006.  This committee completed the current rail Corridor Transit Study that is used by the Nebraska State Legislature for commuter rail solutions in Eastern Nebraska.*   He is a current member on the Board of Directors of the Omaha YMCA – Bulter Gast branch and served from 1994 to 1999 as a Trustee on Special Improvement District Board #236 (Candlewood).  He currently serves as a Council member for the City of Omaha and was elected as Director for the Board of Directors of LVRE, Inc. on May 8, 2012. Mr. Mulligan’s railroad industry knowledge and experience qualify him to serve on the Company’s board of directors.

John M. B. O’Connor  –Director, 58

Mr. O’Connor has served as a director of the Company since January 11, 2013. Mr. O’Connor is Chairman of J.H. Whitney Investment Management, LLC, a position he has held since January 2005. From January 2009 to March 2011, Mr. O’Connor also served as Chief Executive Officer of Tactronics Holdings, LLC a Whitney Capital Partners portfolio Holding Company that provided tactical integrated electronic systems to U.S. and foreign military customers as well as composite armor solutions for military vehicles through its Armostruxx division. Previously, Mr. O’Connor was Chairman of JP Morgan Alternative Asset Management, Inc. (part of the investment manager arm of JP Morgan), Chairman of JP Morgan Incubator Strategies, Inc. (a hedge fund investment arm of JP Morgan) and an Executive Partner of JP Morgan Partners (a private equity firm) and responsible for all proprietary and client Hedge Fund and Fund of Fund activities of JP Morgan, in addition to his responsibilities as a Senior Private Equity Manager. He was also a member of the Risk Management Committee of JP Morgan Chase, which is responsible for policy formulation and oversight of all market and credit risk taking activities globally. Mr. O’Connor earned a bachelor’s degree in economics from Tulane University and an MBA degree from Columbia University Graduate School of Business. Mr. O’Connor serves as a special consultant in a pro-bono capacity for the U.S. Department of Defense and is an appointed special consultant to the Department of Defense Business Board. He is a member of the Senior Advisors Panel of both the United States European Command and the United States Southern Command and a member of the Highland Forum which supports the Under Secretary of Defense for Intelligence. Mr. O’Connor also serves on the boards of the Fund for the City of New York (an organization which develops and helps implement innovations in policy, programs, practices and technology in order to advance the functioning of government and nonprofit organizations) and The Animal Care and Control Center in the City of New York as well as North Carolina Outward Bound. He is a trustee of the China Institute (the oldest institution in America focused on the U.S.—China relationship). Mr. O’Connor has been a director of Olin Corporation since 2006, where he is a member of the Audit Committee and the Directors and Corporate Governance Committee. Mr. O’Connor’s financial and business executive knowledge and experience qualify him to serve on the Company’s board of directors.

George Rebensdorf –Director, 58

Mr. Rebensdorf, 58, is a finance and M&A professional with over 25 years of experience in all phases of industry, both domestically and internationally. He has worked with financial and investment banking firms of all sizes and has participated in over 50 merger and acquisition transactions valued at over $1.2 billion. He has served as an advisor in public and private financings valued at over $1.8 billion, with concentrated transaction experience in the small cap and micro cap industries. He has served on the Board of Directors of numerous public and private companies which he or his investors have invested in. Mr. Rebensdorf is highly experienced with corporate and SEC compliance standards. He graduated magna cum laude from Arizona State University, and holds a Juris Doctor degree from Creighton University School of Law. Since July 1996, Mr. Rebensdorf has been President of The Rebensdorf Group, Inc. (“TRGI”), a boutique investment banking and consulting firm dealing primarily with emerging growth companies. TRGI’s clients included companies of all sizes and in all stages of development. TRGI has advised numerous companies from start-up phases through the IPO process. Finance projects have ranged from $1 million to $140 million. Mr. Rebensdorf’s financial and business executive knowledge and experience qualify him to serve on the Company’s board of directors.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

On December 10, 2012, Hamilton, PC (“Hamilton”) was dismissed as the Company’s independent registered public accounting firm. Hamilton’s dismissal was approved by the Company’s board of directors. Hamilton’s audit reports on the Company’s financial statements for the fiscal years ended March 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the audit reports included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern. During the years ended March 31, 2012 and 2011 and during the subsequent interim period preceding the date of Hamilton’s dismissal, there were (i) no disagreements with Hamilton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and (ii) no reportable events (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On December 10, 2012, the Company engaged BDO USA, LLP (“BDO”) to serve as its independent registered public accounting firm. During the years ended March 31, 2012 and 2011 and during the subsequent interim period preceding the date of BDO’s engagement, the Company did not consult with BDO regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. The decision to engage BDO was approved by the Company’s board of directors.

The board has selected BDO as the independent auditors of the Company for the fiscal year ending March 31, 2014. Representatives of BDO are not expected to attend the 2013 Annual Meeting of stockholders.

Audit Fees

The aggregate fees billed by the Company's auditor for the professional services rendered in connection with the audit of the Company's annual financial statements, and reviews of the financial statements included in the Company's Forms 10-Qs for fiscal 2013 and 2012 were approximately $78,825 and $57,645, respectively.

Audit Related Fees

There were no audit related fees billed by the Company's auditor for the fiscal year ended March 31, 2013 and 2012.

Tax Fees

There were no tax fees billed by the Company's auditor for the fiscal year ended March 31, 2013 and 2012.

All Other Fees

There were no other fees billed by the Company's auditor for the fiscal year ended March 31, 2013 and 2012.

Pre-Approval Policies and Procedures

The board pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

 Required Vote

The ratification of the appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED MARCH 31, 2014 .

AUDIT COMMITTEE REPORT1

Membership and Role of Audit Committee

The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Messrs. Thomas Mulligan Chairman, John Marino,  John D. McPherson.

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes on behalf of the board. The members of the audit committee are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management and the independent auditors.

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the audit committee recommended to our board of directors (and our board has approved) that our audited financial statements for the year ended March 31, 2013 be included in the Annual Report on Form 10-K for the year ended March 31, 2013 for filing with the Securities and Exchange Commission.

The audit committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending March 31, 2013 for ratification by stockholders at the Company’s annual meeting.

Audit Committee

Thomas Mulligan, Chairman
John Marino
John McPherson

_________
1 The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES OF BLANK CHECK PREFERRED STOCK

Our board of directors has approved, subject to shareholder approval, an amendment to our Certificate of Incorporation to authorize the issuance of up to 5,000,000 shares of blank check preferred stock.

If Proposal No. 3 is approved at the Annual Meeting, the Company will file the amendment as soon as practicable following the Annual Meeting. The amendment, which will be substantially in the form of Appendix A hereto, will be effective upon filing with the Secretary of State of the State of Delaware.

Authorization of Blank Check Preferred Stock

Upon filing with the Delaware Secretary of State, the amendment will authorize the issuance of up to 5,000,000 shares of preferred stock, $0.0001 par value. The Company’s Certificate of Incorporation authorizes the issuance of 200,000,000 shares of common stock, par value $0.0001.

Our issued and outstanding securities as of July 29, 2013 are as follows:

•	165,066,106 shares of common stock
•	$2,405,000 in principal amount of convertible notes and debentures convertible into 48,100,000 shares of common stock.
•	Warrants to purchase 82,449,842 shares of common stock at a weighted average exercise price of $0.11.
•	Options to purchase 2,000,000 shares of common stock at a weighted average exercise price of $0.50.

The board of directors will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the preferred stock. The term "blank check" preferred stock refers to stock which gives the board of directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions.

Effect of Amendment on Current Shareholders

The shares of preferred stock to be authorized pursuant to the amendment could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the shareholders other than as may be required by applicable law. Existing shareholders do not have preemptive rights with respect to future issuance of preferred stock by the Company and their interest in the Company could be diluted by such issuance with respect to any of the following: earnings per share, voting, liquidation rights and book and market value.

The board of directors will have the power to issue the shares of preferred stock in one or more classes or series with such preferences and voting rights as the board of directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of the Company's shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any of the shares of preferred stock as determined by the board of directors at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company's board of directors. In addition, the approval of the holders of shares of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

Purpose of Authorization of Blank Check Preferred Stock

The board of directors believes that the authorization of shares of preferred stock is desirable because it will provide the Company with increased flexibility of action to meet future working capital and capital expenditure requirements through equity financings without the delay and expense ordinarily attendant on obtaining further shareholder approvals. The board of directors believes that the authorization of blank check preferred stock will improve the Company's ability to attract needed investment capital, as various series of the preferred stock may be customized to meet the needs of any particular transaction or market conditions.

The Company does not currently have any proposal or arrangement to issue any of the preferred stock that, if Proposal No. 3 is approved at the Annual Meeting, will be authorized, except that, the Company intends to seek equity financing of up to approximately $10,000,000 for capital expenditures necessary to implement the Company’s business plan and for working capital. The Company has no formal or informal agreement or understanding with respect to any financing, and there is no assurance any such financing will be available on terms acceptable to the Company, or at all.

Possible Anti-Takeover Effects of Authorization of Blank Check Preferred Stock

The issuance of shares of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of preferred stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the board of directors for adoption of a shareholder rights plan or "poison pill."

The amendment was not proposed in response to, or for the purpose of deterring, any effort to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company's shareholders might consider to be in their best interests. However, the board of directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

Required Vote

Approval of Proposal No. 3 requires the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 5,000,000 SHARES OF BLANK CHECK PREFERRED STOCK.

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the stockholders of Las Vegas Railway Express, Inc. approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2013 Proxy Statement, as such compensation is disclosed in the Company’s 2013 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the board of directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 4 and below in Proposal 5 will not be construed: (1) as overruling any decision by the board of directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the board of directors, any Board committee or the Company.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE COMPANY’S EXECUTIVE OFFICERS WHO ARE NAMED IN THIS PROXY STATEMENT’S SUMMARY COMPENSATION TABLE.

ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its stockholders a non-binding advisory vote (similar to Proposal 3 above) on the compensation disclosed in the Company’s Proxy Statement of its executive officers who are named in the Proxy Statement’s summary compensation table for the year in question (the “named executive officers”). By voting on this frequency proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur every one, two or three years. Stockholders may also abstain from voting on the proposal.

The board of directors has determined that an advisory vote by the Company’s stockholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the board of directors considered that, because the Company’s compensation program for executive officers is not complex, a stockholder advisory vote every three years should be sufficient to permit our stockholders to express their views about our compensation program. Also, the board of directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency of the advisory vote on executive compensation that has been recommended by the stockholders. However, because this vote is advisory and not binding on either the board of directors or the Company, the board of directors may subsequently decide that it is in the best interests of the Company and its stockholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s stockholders at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO CONDUCT AN ADVISORY STOCKHOLDER VOTE EVERY THREE YEARS ON THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS NAMED IN THE PROXY STATEMENT’S SUMMARY COMPENSATION TABLE FOR THAT YEAR.

OTHER MATTERS

The board of directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2013 may be obtained without charge by writing to the Corporate Secretary, Las Vegas Railway Express, Inc., 6650 Via Austi Parkway, Suite 140, Las Vegas, NB 89119.

Stockholders Proposals For The 2014 Annual Meeting.

Proposals by any stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than April 23, 2014.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2014 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before April 23, 2014. Such proposal must also meet the other requirements of the rules of the SEC relating to shareholders’ proposals.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the board of directors,

/s/ John D. McPherson
John D. McPherson
Chairman of the board of directors

Appendix A

Form of Certificate of Amendment

 Certificate of Amendment
of
Certificate of Incorporation
of
Las Vegas Railway Express, Inc.

Under Section 242 of the Delaware General Corporation Law

Las Vegas Railway Express, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.      The Certificate of Incorporation of the Corporation is hereby amended by changing Article 4, so that, as amended, said Article 4 shall be and read as follows:

The total number of shares of stock which the Corporation has authority to issue is two hundred five million (205,000,000), divided as follows:

A.   Two hundred million (200,000,000) shares of common stock, $0.0001 par value per share.

B.    Five million (5,000,000) shares of preferred stock, $0.0001 par value per share, which may be issued from time to time in one or more classes or series with such dividend rates, voting rights, rights of conversion, rights upon dissolution or liquidation, and with such designations or restrictions thereof as shall be determined  by resolution adopted by the Board of  Directors at the time such stock is issued without further approval of the shareholders.

2.      The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2013.

______________
Michael Barron
Chief Executive Officer

CONTROL NUMBER

# PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

## INTERNET

**Vote Your Proxy on the Internet:**

**Go to www.cesvote.com**

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

## TELEPHONE

**Vote Your Proxy by Phone:**

**Call 1 (888) 693-8683**

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

## MAIL

**Vote Your Proxy by Mail:**

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.